UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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☐ Soliciting Material Pursuant to §240.14a-12

CENVEO, INC.

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(Name of Registrant as Specified in Its Charter)

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Investor Presentation

Sales and Operational Highlights

On August 5, 2005, Cenveo, Inc. (“Cenveo” or “the Company”) filed with the Securities and Exchange Commission a definitive proxy statement on Schedule 14A in connection with a special meeting of its shareholders.  Cenveo’s shareholders are strongly encouraged to read carefully the definitive proxy statement, because it contains important information.  Free copies of the definitive proxy statement are available at the SEC’s web site at www.sec.gov, at Cenveo’s web site at www.cenveo.com, or by directing requests to Cenveo’s proxy solicitor, Innisfree M&A Incorporated, toll free at 1-888-750-5834.

Statements made in this presentation and other written or oral statements made by or on behalf of Cenveo, other than those concerning historical financial information, may constitute “forward-looking statements” within the meaning of the federal securities laws, which are subject to risks and uncertainties, including without limitation: (1) general economic, business and labor conditions,
(2) the ability to implement the Company’s strategic initiatives, (3) the ability to regain profitability after substantial losses in 2002 and
2001 and in the first quarter of 2004, (4) the majority of the Company’s sales are not subject to long-term contracts, (5) the industry is extremely competitive due to over-capacity, (6) the impact of the Internet and other electronic media on the demand for envelopes and printed material, (7) postage rates and other changes in the direct mail industry, (8) environmental laws may affect the
Company’s business, (9) the ability to retain key management personnel, (10) compliance with recently enacted and proposed changes in laws and regulations affecting public companies could be burdensome and expensive, (11) the ability to successfully identify, manage and integrate possible future acquisitions, (12) dependence on suppliers and the costs of paper and other raw materials and the ability to pass paper price increases onto customers, (13) the ability to meet customer demand for additional value-
added products and services, (14) changes in interest rates and currency exchange rates of the Canadian dollar, (15) the ability to manage operating expenses, (16) the risk that a decline in business volume or profitability could result in a further impairment of goodwill, and (17) the ability to timely or adequately respond to technological changes in the Company’s industry.

Discussion of additional factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations is set forth under Management's Discussion and Analysis of Results of Operations and Financial
Condition in the Cenveo Annual Report for the fiscal year ended December 31, 2004, and in the Company's other SEC filings.  A copy of the annual report is available on the Company's Web site at http://www.cenveo.com.

The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond
Cenveo’s control.  Cenveo cautions investors that any forward-looking statements made by the Company are not guarantees of future performance.  These statements are based on current expectations and speak only as of the date of such statements.  Cenveo disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements, whether as a result of future events, new information or otherwise.

Key Themes

More than a printing company

Broad market coverage to deliver customer solutions

Competing on value drives margin expansion

Strategic sales provides top line growth engine

Team and plan in place

Products and Services

The depth and connection of the platform differentiates Cenveo

Cenveo is more than a printing company

Comprehensive image storage and filing, with advanced search capabilities

Digital asset management

ng, CAD, web design, creative and graphic services

D renderi

-

Illustration, retouching , 3

Media

-

Pre

inkjetting, and mailing

Strategically located mailing centers that provide mail preparation services (e.g., address verification)

Mailing

line order assembly

-

tegically located full service centers with on

Stra

Fulfillment

Color management system to achieve color process control and digital delivery of contact proofs

TM

Color Science

Web portal that provides access to a suite of customizable eBusiness and eCommerce solutions

TM

eCenergy

Description

Services

Products

Description

Commercial Printing

Employ sheetfed and web offset, and digital printing platform to produce customized printing including brand marketing material, annual reports and car brochures

Envelopes

Customized envelopes for billing and remi

ttance, direct mail, and resale.  Sizes include commercial,

remittance, catalog, announcement, booklet, CD, and coin

Documents

Short

-

run, custom printed traditional business forms, specialty documents, and direct mail products; including single ply mailer

s, integrated cards, cut sheets, continuous forms and snap apart forms

Labels

Pressure sensitive labels including spot color labels, premium labels, electronic data processing labels, and specialty graphics

Geographic Footprint

Broad Geographic Footprint

Applying the value proposition to the operational platform delivers customer solutions

Apply Value Proposition

Sell Platform Capability (Service Hubs)

Web Offset Printing

Mailing

Fulfillment

Color Digital

Customer Value Delivered

Reduce total cost of ownership

Collapse cycle time

Protect and increase brand integrity

Drive top-line revenue growth

Customers benefit from our solution selling strategy

Competing on value drives margin expansion and increases customer retention

30.0%
20.0%
10.0%
0.0%
-10.0%
26.3%
5.1%
1.8%
2.1%
2.2%
2.5%
2.6%
-2.9%
Documents
Supremex
WholesaleRetail Envelope
Printing (Base Only)
Custom Envelope
Domestic Envelope
Labels
Strategic Sales

Growth Projections

Breakout sales growth is projected at the strategic sales level

Sales CAGR – By Product Line  (2006-2008)

Projected strategic sales growth is consistent with our recent track record and comes in large dollar increments from large customers

Strategic sales differentiates Cenveo

What We Sell – The Value Chain

Process

Data

Design

Compose

RIP

Finish

Fulfill

Distribute

Track

Response

Repository

Print

Solutions strategy creates more value than low cost only strategy

Identify and
Filter Prospects

Account
Assignment
and
Initial Strategy

Discovery

Proposal

Sell

Implement

How We Sell It

Strategic Sales Defined

$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
Incremental Growth
$60-$70
$85-$95
$80-$90
2006
2007
2008
Strategic Sales Projections

1,000
800
600
400
200
0
295
587
44
926
$1B-$10B Prospects With Existing Relationships
$1B-$10B Prospects With NO Relationships
$10B-$50B Prospects With Relationships
Total

Share of market needed 5%

Strategic Sales Opportunity

The market exists for strategic sales

Projected Incremental Growth ($ million)

Sweet Spot Market Size

Share of Market Needed

With a modest success ratio we can achieve our projections

Number of Prospects In Target Market

Print
U.S. Envelope
Supremex
Labels
Documents
Custom Envelope
Wholesale/Retail Envelope
38
16
12
3
7
3
5
0
5
10
15
20
25
30
35
40

Print
U.S. Envelope
Supremex
Labels
Documents
Custom Envelope
Wholesale/Retail Envelope
11
25
11
23
19
20
12
14
10
18
14
25
18
22

Deep industry experience exists at the operating level

Team

Number of Facilities

Average General Manager Tenure

Cenveo tenure

Total industry experience